Pursuant to Rule 497(e)

Registration No. 033-8021

SUNAMERICA EQUITY FUNDS

SunAmerica Balanced Assets Fund

Supplement Dated February 27, 2007

to the Prospectus Dated January 29, 2007

Effective February 14, 2007, in the section of the Prospectus titled “Fund Management” all references to Greg Braun are deleted.

Under the heading “Balanced Assets Fund” on page 42 of the Prospectus, the last sentence of the first paragraph is deleted and replaced with the following:

“The six managers with daily portfolio management responsibilities for the fixed income portion of assets are Bryan Petermann, John Yovanovic, Tim Lindvall, Raphael Davis, Robert Vanden Assem and Rajeev Mittal.”

In addition, under the heading “Balanced Assets Fund” on page 42 of the Prospectus, the information pertaining to Greg Braun is replaced with the following:

Bryan Petermann

Portfolio Manager

Mr. Petermann has portfolio management responsibilities with both AIG SunAmerica and AIGGIG, where he is currently a Managing Director. Mr. Petermann joined AIGGIG as a research analyst with the acquisition of American General Investment Management (AGIM) in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in October 2003. Prior to this, Mr. Petermann was Head of Credit Research for high yield bonds, a position he had held since August 2001. At AGIM, Mr. Petermann served as the media/communications group head. From 1997 to 2000, Mr. Petermann was with Union Bank of California where he most recently served as Vice President, team leader, and relationship manager, originating corporate finance transactions in the media and communications sectors. Prior to that, Mr. Petermann served as Vice President in the media and communications groups of Societe Generale and Banque Paribas. From 1990 to 1992, he worked as an associate in corporate finance at Manufacturers Hanover Trust Company. Mr. Petermann began his career in the audit division of Touche Ross & Co. Mr. Petermann received a BA, summa cum laude, in economics-business from UCLA in 1986 and an MBA from The University of California, Berkeley in 1990. He is a member of Phi Beta Kappa.

John Yovanovic

Portfolio Manager

Mr. Yovanovic has portfolio management responsibilities with both AIG SunAmerica and AIGGIG, where he is currently a Managing Director. Mr. Yovanovic joined AIGGIG with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in September 2005. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Prior to joining AIGGIG, Mr. Yovanovic was a senior research analyst and trader at Mentor Investment Advisors, a division of Wachovia Corporation. Mr. Yovanovic started his career in equity research at Van Kampen Funds, where he subsequently moved into high yield trading and research. Mr. Yovanovic received a BBA from the University of Houston in 1991 and is a CFA charter holder.

Tim Lindvall

Portfolio Manager

Mr. Lindvall has portfolio management responsibilities with both AIG SunAmerica and AIGGIG, where he is currently a Vice President. Mr. Lindvall joined AIGGIG in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was a research analyst responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors. Prior to joining AIGGIG, Mr. Lindvall was Manager of structured transactions at Aquila Energy Capital, a mezzanine fund. He was responsible for originating and structuring investments in energy companies. His prior experience includes research analysis at a hedge fund, corporate finance at EOG Resources, and private equity investing at Enron Corp. Mr. Lindvall received his undergraduate degrees in Finance and Economics from Southern Methodist University, and an MBA from The Wharton School at the University of Pennsylvania. He is also a CFA charterholder.

SUNAMERICA EQUITY FUNDS

SunAmerica Balanced Assets Fund

Supplement Dated February 27, 2007 to the

Statement of Additional Information Dated January 29, 2007

Effective February 14, 2007, all references to Greg Braun in the Statement of Additional Information (“SAI”) are hereby deleted. On pages B-58 under the heading “Other Accounts Managed by AIGGIC Portfolio Managers – Accounts other than Balanced Assets Fund” the information pertaining to Greg Braun is hereby deleted and replaced with the following:

Name of Portfolio Manager	Type of Account	Number of Account(s)	Total Assets Managed in Accounts (in $ millions)
Bryan Petermann	RIC	0	0
	OPI	2	$553,423,281
	OA	4	$1,736,762,587

John Yovanovic	RIC	0	0
	OPI	2	$553,423,281
	OA	3	$1,319,699,171

Tim Lindvall	RIC	0	0
	OPI	0	0
	OA	0	0

Additionally, on page B-59 of the SAI, under the heading “Fund Ownership,” information pertaining to Greg Braun is herby deleted and replaced with the following:

Name of Portfolio Manager	Number of Shares/Units of Fund Beneficially Owned	Approximate Value of Shares/Units Owned (as of Fund’s Fiscal Year End)
Bryan Petermann	None	N/A
John Yovanovic	None	N/A
Tim Lindvall	None	N/A